iShares Trust
Supplement dated August 4, 2026
to the currently effective Summary Prospectus, Prospectus and
Statement of Additional Information (the “SAI”) for the
iShares MSCI USA Value Factor ETF (VLUE)
(the “Fund”)
The following changes to the Fund’s Prospectus, Summary Prospectus and SAI will take effect on September 1, 2026:

1)	The second paragraph of the “Principal Investment Strategies” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:
To construct the Underlying Index, the Index Provider calculates a “value score” for each security in the Parent Index using three variables: price‑to‑book value, price‑to‑forward earnings and enterprise value‑to‑cash flow from operations. MSCI assigns weights by multiplying a component’s value score by its market capitalization. Weights in the Underlying Index are next normalized so that sectors in the Underlying Index represent the same weight as in the Parent Index. On a month‑end basis, the Index Provider applies a 25% cap to the weight of any single issuer. If an issuer’s weight on the monitoring date is greater than 25%, it will be reduced to 20%, with the excess weight redistributed proportionately among the other index constituents, effective the following trading day.
MSCI uses an algorithm to determine the number of components in the Underlying Index based on the number of constituents in the Parent Index. The number of components is evaluated semi-annually.

2)	In the “MSCI Indexes” section of the SAI, the following is added to the Index Description for the MSCI USA Enhanced Value Index:
On a month‑end basis, the Index Provider applies a 25% cap to the weight of any single issuer. If an issuer’s weight on the monitoring date is greater than 25%, it will be reduced to 20%, with the excess weight redistributed proportionately among the other index constituents, effective the following trading day.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑VLUE‑0826

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